             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 21, 1997, included in Autonomous Technologies Corporation's Form 10-K (File No. 333-2068) for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.


                                                  /s/ Arthur Andersen LLP


June 17, 1997
    Orlando, Florida